EXHIBIT 10.45



                                     LEASE

                      36 NORTH EAST SECOND STREET, L.L.C.

                                   LANDLORD

                   STARTEC GLOBAL COMMUNICATIONS CORPORATION

                                     TENANT

                               TABLE OF CONTENTS

ARTICLE                                                          PAGE
1. USE, RESTRICTIONS ON USE AND COMPLIANCE WITH LAWS ..........     1
2. TERM .......................................................     2
3. RENT .......................................................     3
4. RENT ADJUSTMENTS ...........................................     3
5. SECURITY DEPOSIT ...........................................     5
6. ALTERATIONS ................................................     5
7. REPAIR .....................................................     6
8. LIENS ......................................................     7
9. ASSIGNMENT AND SUBLETTING ..................................     7
10. INDEMNIFICATION ...........................................     8
11. INSURANCE .................................................     9
12. WAIVER OF SUBROGATION .....................................     9
13. SERVICES AND UTILITIES ....................................     9
14. HOLDING OVER ..............................................    10
15. SUBORDINATION .............................................    10
16. RULES AND REGULATIONS .....................................    10
17. REENTRY BY LANDLORD .......................................    10
18. DEFAULT ...................................................    11
19. REMEDIES ..................................................    11
20. TENANT'S BANKRUPTCY FOR INSOLVENCY ........................    13
21. QUIET ENJOYMENT ...........................................    13
22. DAMAGE BY FIRE, ETC. ......................................    14
23. EMINENT DOMAIN ............................................    14
24. SALE BY LANDLORD ..........................................    15
25. ESTOPPEL CERTIFICATES .....................................    15
26. SURRENDER OF PREMISES .....................................    15
27. NOTICES ...................................................    15
28. TAXES PAYABLE BY TENANT ...................................    15
29. DEFINED TERMS AND HEADINGS ................................    16
30. TENANT'S AUTHORITY ........................................    16


31. COMMISSIONS ...............................................    16
32. TIME AND APPLICABLE LAW ...................................    16
33. SUCCESSORS AND ASSIGNS ....................................    16
34. ENTIRE AGREEMENT ..........................................    16
35. EXAMINATION NOT OPTION ....................................    16
36. RECORDATION ...............................................    16
37. LIMITATION OF LANDLORD'S LIABILITY ........................    17
38. MISCELLANEOUS .............................................    17

EXHIBIT A -- PREMISES
EXHIBIT B -- INITIAL  ALTERATIONS
EXHIBIT C -- RULES AND REGULATIONS
EXHIBIT D -- LIST OF APPROVED CONTRACTORS
EXHIBIT E -- LOCATION OF DESIGNATED AREAS

                                     LEASE

     By this Lease Landlord leases to Tenant and Tenant leases from Landlord the Premises in the Building as set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

1. USE, RESTRICTIONS ON USE AND COMPLIANCE WITH LAWS.

     1.1 The Premises are to be used solely for the operation, installation, maintenance, repair and replacement of telecommunications equipment and its related facilities and for general office use. Tenant shall not do or permit anything to be done in or about the Premises or the Building which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them or allow the Premises to be used for any improper or unlawful or objectionable purpose. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained, or the commission of any waste. Tenants shall comply with all government laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in or upon, or in connection with, the Premises, related to Tenant's use of the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or the Building or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof, provided, however, that Landlord represents and warrants that Tenant's intended use as a telecommunications center as provided for in this Lease shall not cause any increase in the rate of, invalidate or prevent the procuring of any such protections. Landlord acknowledges and agrees that Tenant may enter into agreements with its customers and/or end users ("Collocation Agreements") providing for physical location of telecommunication equipment and facilities within the Premises, maintained and serviced by Tenant and placed in the Premises and Tenant's sole cost, expenses and risk, provided that such Collocation Agreements shall be subordinate to the Lease and to any mortgages, deeds of trust, or land sale contracts now or in the future, against the Building. Tenant may enter into Collocation Agreements with third parties, for the use of the Premises at the sole discretion of Tenant, and any provision of the subletting and assignment provisions of this Lease to the contrary notwithstanding, such Collocation Agreements shall not be construed as an assignment or sublet.

     1.2 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regulation by or under any Environmental Laws, except if handled, used, stored and disposed of in accordance with applicable Environmental Laws. Tenants shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 29) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.2. Tenant's use of batteries, generator and fuel tank are acceptable, provided such items comply with all applicable Environmental Laws and provided further Tenant removes all such items on or prior to the termination or expiration of this Lease. Tenant agrees to indemnify Landlord from and against any loss, cost, damage, lawsuit, claim or liability arising from the presence of these items in the Premises, except if caused by Landlord's negligence or willful misconduct. Landlord represents that prior to November 4, 1998, any known friable asbestos shall be removed from the Premises, ground floor and all risers of the Building and all known non-friable asbestos in such locations shall be removed or encapsulated, all at Landlord's cost by a party licensed to remove asbestos. No other Hazardous Materials are known by Landlord to exist in the Building. Landlord shall, prior to the Commencement Date, deliver to Tenant a Certificate of Environmental Compliance, if available, or other similar document.

     Landlord shall comply with and shall cause the Building to be in compliance with all applicable Laws (as hereinafter defined) as of the date of this Lease. Subject to the preceding sentence, Tenant shall comply with all applicable Laws with respect to its use and occupancy of the Premises and in its construction of Tenant's Improvements; provided, however, Tenant shall only be responsible for making improvements to the Premises (capital or otherwise) required by applicable Laws if the necessity arises from Tenant's use of the Premises. As used herein, "Laws" shall mean all federal, state, county and local governmental laws, statutes, codes, ordinances, rules, regulations, decrees, orders and other such requirements now or hereafter imposed, including but not limited to, the ADA and any and all Environmental Law. As used herein, "ADA" means the Americans With Disabilities Act of 1990 (42 U.S.C. '1201 et seq.) and the regulations and guidelines promulgated or published thereunder, as any of the foregoing may from time to time be amended. As used herein, "Environmental Law" means all legal requirements relating to (a) the protection of the environment, the safety and health of persons (including employees) or the public welfare from actual or potential exposure (or effects of exposure) to any actual or potential release, discharge, disposal or omission (whether past or present) of any Hazardous Materials (as hereinafter defined) or (b) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of any Hazardous Materials, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. '9601 et seq., the Solid Waste Disposal Act, as amended by the Resource Conversation and Recovery Act of 1976, as amended by the Solid and Hazardous Waste Amendments of 1984, 42 U.S.C. '6901 et seq., the Federal Water Pollution Control Act, as amended by the Clean Water Act of 1977, 33 U.S.C. '1251 et seq., the Toxic Substances Control Act of 1976, 15 U.S.C. '2601 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. '1101 et seq., the Clean Air Act of 1966, as amended, 42 U.S.C. '7401 et seq., the National Environmental Policy Act of 1975, 42 U.S.C. '4321, the Rivers and Harbors Act of 1899, 33 U.S.C. '401 et seq., the Endangered Species Act of 1973, as amended, 16 U.S.C. '1531 et seq., the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. '651 et seq., and the Safe Drinking Water
Act of 1974, as amended, 42 U.S.C. '300(f) et seq., and all rules, regulations and guidance promulgated or published thereunder, as any of the foregoing may from time to time be amended.

     2.1. TERM.

     2.1 The Term of this Lease shall begin on the date ("Commencement Date") which shall be February 1, 1999, provided the Commencement Date shall be extended one (1) day for each day after November 4, 1998 that Landlord's Work is not substantially completed unless delayed because of Tenant's act or omission. Landlord shall tender possession of the Premises on the Commencement Date with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease ("Landlord's Work") substantially completed. Unless Tenant advises Landlord in writing to the contrary within ten (10) days of the Commencement Date, it shall be assumed that Landlord's Work is substantially complete upon delivery of the Premises to Tenant. Tenant may commence any work to be performed by Tenant while Landlord is performing Landlord's work, provided Tenant does not cause any delay in Landlord's work and Tenant indemnifies Landlord from and against any loss, cost, claim, lawsuit, damage or liability incurred by Landlord as a result of Tenant's entry onto the Premises prior to the Commencement Date, or the entry of Tenant's agents, employees or contractors. On or before the date that Landlord substantially completes Landlord's Work and deliver possession of the Premises to Tenant, Landlord shall provide Tenant with temporary power to enable Tenant to complete its tenant finish in the Premises. Prior to performing any actual construction work in the Premises, Tenant must procure any necessary building permits. Landlord and Tenant shall execute a memorandum setting forth the actual Commencement Date and Termination Date. Subject to delays caused by Tenant, or its agents or employees, in the event that Landlord is unable to deliver the Premises with Landlord's Work substantially completed before November 4, 1998, the Commencement Date specified above shall be extended as provided in the first sentence of this Section 2.1. After twenty-one (21) days of delay, Tenant shall have the right to terminate the lease upon written notice to Landlord within ten (10) days of the accrual of such right and Landlord shall reimburse Tenant for any third-party architectural/engineering fees and legal expenses, up to a maximum of $50,000.00, incurred by Tenant after September 15, 1998 through the termination date.

     2.2 Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date to complete Tenant Improvements. Such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Commencement Date or Termination Date.

     2.3 Landlord grants Tenant the right and option to extend the Term for the option periods indicated in the Renewal Option Section of the Reference Pages (each a "Renewal Term"). Tenant shall notify Landlord in writing of its election to extend this Lease for each Renewal Term not less than nine (9) months nor more than twelve (12) months prior to the expiration date of the then existing Term. Tenant's failure to timely exercise any option hereunder shall cause the automatic extinguishment thereof, time being of the essence. Each Renewal Term shall be upon all of the terms, covenants, and conditions of this Lease except that the Annual Rent payable during the Renewal Term shall be ninety five percent (95%) of the then current fair market rental ("Market Rate") for comparable space in the Building and in other telecommunication buildings in the downtown Miami, Florida area at the time of the exercise of the renewal option. Landlord shall advise Tenant of the fair market rental within fifteen (15) days after receipt of written request therefor. Thereafter, Landlord and Tenant shall agree as to fair market value. Said request shall be made no earlier than thirty
(30) days prior to the first date on which Tenant may exercise its option under this paragraph. Notwithstanding the above, Tenant shall have no right to extend or renew this Lease if (i) it is in default beyond the curative period at the time of giving its notice of renewal; (ii) Tenant is in default and beyond any applicable cure period as of the first day of the extended Term which was the subject of such notice; or (iii) neither Tenant nor any of Tenant's Permitted Assignees is not occupying the Premises.

     2.4 Within thirty (30) days after Landlord's receipt of Tenant's renewal notice, Landlord shall provide to Tenant its determination of the Market Rate ("Landlord's Determination"). Within fifteen (15) days of Tenant's receipt of Landlord's Determination, Tenant shall either accept Landlord's Determination or propose a different Market Rate to Landlord. If Landlord and Tenant are unable to agree upon a Market Rate within thirty (30) days after Tenant's receipt of Landlord's Determination, then Landlord and Tenant shall, within fifteen (15) days of Tenant's receipt of Landlord's Determination, each simultaneously submit to the other in writing its good faith estimate of the Market Rate.

     If the higher of said estimates is not more than one hundred and five percent (105%) of the lower of such estimates, the Market Rate in question shall be deemed to be the average of the submitted rates. If otherwise, within fifteen
(15) days thereafter, Tenant may either terminate this Lease effective as of the Expiration Date or establish the rate by an arbitration to be held in Miami, Florida in accordance with the Real Estate Valuation Arbitration Rules of the American Arbitration Association, except that the arbitration shall be conducted by a single arbitrator, selected jointly by Landlord and Tenant, and shall be on the basis that the arbitrator shall pick one of the two rates submitted, being the rate which is closer to the Market Rate as determined by the arbitrator. The parties agree to be bound by the decision of the Arbitrator, which shall be final in this and non-appealable, and shall share equally the costs of arbitration, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. During each of the Renewal Terms (if applicable), Tenant shall pay Direct Expenses and Taxes in accordance with the provision of Paragraph 4.

3. RENT.

     3.1 Commencing on the Rent Commencement Date, Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term. The Monthly Installment of Rent in effect at any time shall be one-twelfth of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing. Notwithstanding the above and subject to Section 2.1 above, Tenant's rent commencement date shall begin sixty (60) days after the Commencement Date ("Rent Commencement Date"). Landlord and Tenant shall execute an amendment to the Lease setting forth the final Rent Commencement Date. Commencing on the first anniversary of the Rent Commencement Date and on each anniversary thereafter, including during any Renewal Term, the Annual Rent shall increase Fifty Cents ($0.50) per rentable square foot.

     3.2 Tenant recognizes that the late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid by the tenth (10th) day of each month, a late charge shall be imposed in an amount equal to a sum equal to five percent (5%) of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to
Article 19 of this Lease in the event said rent or other payment is unpaid after date due.

4.   RENT ADJUSTMENTS.

     4.1 For the purpose of this Article 4, the following terms are defined as follows:

           4.1.1 LEASE YEAR: Each calendar year falling partly or wholly within the Term.

           4.1.2 DIRECT EXPENSES : All direct costs of operation, maintenance, repair and management of the Building (including the amount of any credits which Landlord may grant to particular tenants of the Building in lieu of providing any standard services or paying any standard costs described in this Section
4.1.2 for similar tenants), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance charges of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation, or operation of the Building or any part thereof; utility costs, including, but not limited to, the cost of heat, light, electricity, power, steam, gas, and waste disposal; the cost of janitorial services; the cost of security and alarm services; window cleaning costs; labor costs; costs and expenses of managing the Building including management fees (not to exceed normal and customary management fees for similar buildings); air conditioning maintenance costs; elevator maintenance fees and supplies; material costs; the cost of maintenance, repair and service agreements; purchase costs of equipment other than capital items; tool costs; licenses, permits and inspection fees; wages and salaries of on-site Building personnel; employee benefits and payroll taxes; accounting and legal fees (except legal fees in connection with specific tenant leases); any sales, use or service taxes incurred in connection therewith. Notwithstanding the above, Direct Expenses shall not include:

                  (a) commissions payable to any real estate broker(s) for the leasing of space in the Building;

                  (b) the cost of any work done by Landlord for and at the expense of any particular tenant(s) in the Building which do not benefit Tenant;

                  (c) interest or penalties for overdue payments of Taxes;

                  (d) the cost to Landlord of repairs made, or other work done, by Landlord as a result of fire, windstorm or other insurable casualty to the extent for which Landlord has received insurance proceeds, or by the exercise of eminent domain, provided, however, that this exclusion for eminent domain is limited to the amount of the condemnation award received by landlord in compensation for such repairs or other work;

                  (e) attorney's fees and court costs and other such expenses incurred by Landlord in connection with the negotiation of disputes with existing or prospective tenants of the Building;

                  (f) the costs to landlord of renovating, decorating, painting or redecorating interior space for the actual premises of tenants of the Building;

                  (g) amounts for which reimbursement has been made to Landlord by tenants of the Building for "extra hours" services rendered to them by Landlord for which Tenant does not benefit;

                  (h) interest on debt or amortization payments on any mortgages and/or rental under any ground or underlying leases covering Landlord's Property;

                  (i) compensation paid by Landlord to persons engaged in commercial concessions operated by Landlord (and not by a third party) on Landlord's Property (e.g., a newspaper stand or shoeshine service or valet parking);

                  (j)  expenses  paid  by  Landlord  for  the   advertising  and
promotion of rental space in the Building;

                  (k) fines, penalties or other costs incurred by Landlord due to its violation of any governmental laws;

                  (l) costs incurred by Landlord for the purchase of sculptures, paintings or other objects of art for Landlord's Property, if any;

                  (m) depreciation expense on the Building;

                  (n) the overtime hours charges for electricity used and paid for by other tenants;

                  (o) salaries, wages and benefits of Landlord's employees above the level of "Building Manager".

           4.1.3 TAXES: Real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or federal or state income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building. In the event that during the Base year, as hereafter defined, the Building is not fully rented and occupied Landlord shall make an appropriate adjustment in Taxes for such year for the purpose of avoiding distortion of the amount of such Taxes, and the adjustment so determined shall be deemed to have been Taxes for such year. Base Year, as used in this Lease shall mean the calendar year 1999 for the original Term; the calendar year 2009 for the first Renewal Option; and the calendar year 2014 for the second Renewal Option.

     4.2 Tenant shall pay as additional rent for each calendar year Tenant's Proportionate Share of any increase in Direct Expenses and Taxes incurred for such calendar year, above the amount of such Direct Expenses and Taxes for the Base Year. Notwithstanding anything herein to the contrary, Tenant's Proportionate Share of Direct Expenses (excluding common area utilities and insurance) for any calendar year after the Base Year shall not exceed 105% of Tenant's Proportionate Share of Direct Expenses (excluding common area utilities and insurance) for the immediately preceding calendar year ("CAM Cap"); provided, however, if the Tenant's Proportionate Share of Direct Expenses
(excluding common area utilities and insurance) in any calendar year as calculated as if there were no CAM Cap ("Uncapped CAM Costs") is greater than Tenant's Proportionate Share of Direct Expenses (excluding common are utilities and insurance) as calculated pursuant to the CAM Cap ("Capped CAM Costs"), the difference between the Uncapped CAM Costs and the Capped CAM Costs may be accumulated and applied toward Tenant's Proportionate Share of Direct Expenses (excluding utilities and insurance) in any future calendar year in which Tenant;'s Uncapped CAM Costs are less than the Capped CAM Costs. However, Tenant's Proportionate Share of Direct Expenses

     4.3 The annual determination of Direct Expenses shall be made by Landlord and if certified by a nationally recognized firm of public accountants selected by Landlord. In the event that during the Base Year, the Building is not fully rented and occupied Landlord shall make any appropriate adjustment in occupancy related Direct Expenses to be attributed to Tenant by such year for the purpose of avoiding distortion of the amount of such Direct Expenses to be attributed to Tenant by reason of variation in total occupancy of the Building, by employing sound accounting and management principals to determine Direct Expenses that would have been paid or incurred by Landlord had the Building been fully rented and occupied, and the amount so determined shall be deemed to have been Direct Expenses for such calendar year.

     4.4 Prior to the actual determination thereof for a Lease Year, Landlord may once a year estimate Tenant's liability for Direct Expenses and/or Taxes under Section 4.2 and Article 28 for the Lease Year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such Lease Year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.4 shall remain in effect until further written notification to Tenant pursuant hereto.

     4.5 When the above mentioned actual determination of Tenant's liability for Direct Expenses and/or Taxes is made for any Lease Year and when Tenant is so notified in writing, then:

          4.5.1 If the total  additional  rent Tenant  actually paid pursuant to
Section 4.4 on account of Direct Expenses and/or Taxes for the Lease Year is less than Tenant's liability for Direct Expenses and/or Taxes, then Tenant shall pay such deficiency to Landlord as additional rent in one lump sum within (30) days of receipt of Landlord's bill therefor; and

          4.5.2 If the total  additional  rent Tenant  actually paid pursuant to
Section 4.4 on account of Direct Expenses and/ or Taxes for the Lease Year is more than Tenant's liability for Direct Expenses and/or Taxes, then Landlord shall credit the difference against the then next due payments of Rent and Direct Expenses and Taxes, if the Term has ended, shall be paid to Tenant within thirty (30) days after the date Landlord makes any such determination.

     4.6 If Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Direct Expenses and Taxes for the Lease Year in which said Date occurs shall be prorated based upon a three hundred sixty-five (365) day year.

5.   SECURITY DEPOSIT. Intentionally Omitted.

6.   ALTERATIONS.

     6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7 ("Alterations"), without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by landlord furnish complete plans and specifications for such alterations, additions and improvements, if applicable.

     6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made by a licensed, bonded and insured contractor approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed, at Tenant's sole cost and expense. If Tenant shall employ any contractor other than Landlord's pre-approved contractor, and such other contractor or any subcontractor of such other contractor shall employ labor and/or suppliers, then Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor concerning the wage, hours, terms or conditions of the employment of any such labor.

     6.3 All alterations, additions, and improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord, including but not limited to, waivers of lien, as Landlord shall require to assure payment of the costs thereof and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under Article 4.

     6.4 All alterations, additions, and improvements, in, on , or to the Premises or in, on or to the Building made or installed by Tenant, including carpeting, shall be and remain the property of Tenant during the Term but, excepting furniture, furnishings, telecommunication switch equipment, batteries, generators, condensers, dry coolers, conduits, cabling, pull boxes, and other telecommunication related facilities, movable partitions of less than full height from floor to ceiling and other trade fixtures, all of which shall be removed from the Premises and the Building at Tenant's expense if required to be removed by Landlord in a written document delivered to Tenant at the time Landlord approves Tenant's plans and specifications and the Premises restored to its original condition, and any remaining improvements, shall become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as by a bill of sale, unless Landlord elects otherwise. Upon such election by Landlord, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements, including any which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole costs and expense, repair and restore the Premises and the Building to their original condition, reasonable wear and tear and damage by fire or other casualty excepted.

7.   REPAIR.

     7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or the Building, except as specified in Exhibit B if attached to this Lease and except that Landlord shall repair and maintain the structural portions of the Building, including the roof and the basic plumbing, common area air conditioning, heating and electrical systems installed or furnished by Landlord and all common areas of the Building in working order and condition. By taking possession of the Premises, Tenant accepts them as being in good order condition and repair and in the condition in which Landlord is obligated to deliver them subject to the items set forth on the punchlist prepared in accordance with Section 2.1. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, expect as specifically set forth in this Lease.

     7.2 Tenant shall at its own cost and expense keep and maintain all parts of the Premises and improvements therein in good condition, promptly making all necessary repairs and replacements, whether ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, windows, glass and plate glass, doors, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems serving the Premises, electrical systems and fixtures and sprinkler systems), if applicable. Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will deliver the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted and ordinary wear and tear excepted. Tenant shall, at its own cost and expense, repair any damage to the Premises or the Building resulting from and/or caused in whole or in part by Tenant, its agents, employees, invitees, or any other person entering upon the Premises as a result of Tenant's business activities or caused by Tenant's default hereunder.

     7.3 Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time which shall be determined in Landlord's reasonable discretion after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

     7.4 Except as provided in Articles 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building unless due to Landlord's negligence or willful misconduct, in which event, after three (3) days, Tenant shall receive one (1) day of Rent abatement for each day Tenant is unable to operate in the Premises until Tenant can again operate in the Premises. Except to the extent, if any, prohibited by law, Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

     7.5 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor and/or an employee certified by manufacturer, selected by Tenant and approved by Landlord for servicing all heating and air conditioning systems and batteries, generators and fuel tanks serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days after the Commencement Date.

     7.6 In recognition of Tenant's use, Landlord shall use good-faith efforts to provide Tenant (except in the case of emergency, in which event Landlord shall use reasonable efforts, but shall not be required, to provide Tenant with prior notice) not less than twenty four (24) hours prior written notice of Landlord's intent to enter the Premises provided such entry shall not disrupt Tenant's service to its clients, and not less than forty eight (48) hours prior written notice of Landlord's intention to enter the Premises to effect planned repairs (including, but not limited to electrical, mechanical or plumbing work) if such work will materially disrupt and/or interfere with the business of Tenant within the Premises or Building in a manner which will, in Landlord's reasonable opinion, affect Tenant's use. In such circumstances Tenant and Landlord will cooperate to determine an appropriate time. Further, in emergency situations Landlord shall use reasonable care and precaution in order to minimize the disruptions in Tenant's business.

8. LIENS.

     Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. Notice is hereby given that Landlord shall not be liable for any work performed or to be performed on the Premises, or for any materials furnished or to be furnished at or to the Premises, or any building or improvements thereon, for Tenant or any subtenant, and that no mechanic's or other lien for such work or materials shall attach to the interest of Landlord. This Lease specifically prohibits the subjecting of the Premises, or any part of it, to any liens for improvements Tenant makes or causes to be made or for which Tenant is directly or indirectly responsible for payment. Pursuant to Section 713.10, Florida Statutes, all persons dealing with Tenant are hereby given notice of this provision, and Tenant hereby covenants and agrees to provide all persons dealing with Tenant with a copy of this Section 8. If, in connection with any work being performed by Tenant or any subtenant or in connection with any materials being furnished to Tenant or any subtenant, any mechanic's lien or other lien or charge shall be filed or made against the Premises or any building or improvements thereon or any part thereof, or if any such lien or charge shall be filed or made against Landlord as owner, then Tenant, at Tenant's cost and expense, within thirty (30) days after such lien or charge shall have been filed or made (but in any event prior to foreclosure), shall cause the same to be cancelled and discharged of record by payment thereof or filing a bond or otherwise, and shall also defend any action, suit or proceeding which may be brought for the enforcement of such lien or charge, and shall pay any damages, costs and expenses, including attorneys' fees, suffered or incurred therein by Landlord, and shall satisfy and discharge any judgment entered therein within thirty (30) days from the entering of such judgment by payment thereof or filing of a bond, or otherwise. In the event of the failure of Tenant to discharge within the above-mentioned thirty (30)-day period, any lien, charge or judgment herein required to be paid or discharged by Tenant, Landlord may pay such items or discharge such liability by payment or bond or both, and Tenant will repay to Landlord, upon demand, any and all amounts paid by Landlord therefor, or by reason of any liability on any such bond, and also any and all incidental expenses, including attorneys' fees and costs, incurred by Landlord in connection therewith.

9.   ASSIGNMENT AND SUBLETTING.

     9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord not to be unreasonably withheld or delayed and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least thirty (30) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial reports and other relevant financial information of the proposed subtenant or assignee.

     9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

     9.3 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to fifty percent (50%) of any Increased Rent (as defined below) when and as such Increased Rent is received by tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.

     9.4 Notwithstanding any other provision hereof, Tenant shall have no right to make any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any Event of Default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation as evidenced by the issuance of a written proposal; (b) is already an occupant of the Building; (c) is a governmental agency; (d) is incompatible with the character or occupancy of the Building; or (e) would subject the Premises to a use which would: (i) violate any exclusive right granted to another tenant of the Building; (ii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iii) involve a violation of Section 1.2.

     9.5 The assignment or other transfer of Tenant's interest under this Lease or the sublease of the Premises to an affiliate, subsidiary or successor of Tenant shall not be deemed an assignment or subletting of the Premises as to which Tenant must obtain Landlord's consent (however, Tenant must provide thirty
(30) days prior written notice to Landlord). The terms affiliate and subsidiary and successor shall have the following meaning:

       (a)  any  corporation  which  directly  or  indirectly   controls  or  is
controlled by or is under common control with Tenant.

       (b) any subsidiary, meaning any corporation not less than 50% of whose outstanding stock shall, at the time, be owned directly or indirectly by Tenant.

       (c) any successor, meaning:

           (i) A corporation into which or with which Tenant, its corporate successors or assigns, is merged or consolidated in accordance with applicable, statutory provisions for merger or consolidation of corporations, but only if, by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation; or,

           (ii) Any corporation acquiring this Lease and the Premises hereby demised and a substantial portion of the property and assets of Tenant, its corporate successors or assigns; or

           (iii) Any corporation or successor corporation becoming such by either of the methods described in Subsections (a) or (b) above, but only if, on the completion of such merger, consolidation, acquisition, or assumption, the successor has a net worth in excess of Tenant's immediately prior to such merger, consolidation, acquisition or assumption. Acquisition by Tenant, its corporate successors or assigns, of a substantial portion of the assets, together with the assumption of all or substantially all the obligations and liabilities of any corporation, shall be deemed a merger of such corporation into Tenant for purposes of this Section.

10. INDEMNIFICATION. None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any act or omission of Tenant, its agents, servants, employees, invitees, or visitors; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises; or (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy which are Tenant's responsibility under the Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination. Tenant shall not be liable and Landlord hereby waives all claims against Tenant for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the negligence or willful misconduct of Tenant or its agents, employees or contractors. Landlord shall protect, indemnify and hold Tenant harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property or any injury (including but not limited to death) to any person occurring in, on or about the Premises or the Building to the extent that such injury or damage shall be caused by or arise from any act or omission of Landlord, its agents, servants, employees, invitees, or visitors; or (b) the conduct or management of any work or thing whatsoever done by the Landlord in or about the Premises. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11.0 INSURANCE.

     11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $2,000,000.00 per occurrence and not less than $4,000,000.00 in the annual aggregate (part of which may come from an umbrella insurance policy), or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with Limits at lease as required by statute; (d) Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee; (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, paneling, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (f) Business Interruption Insurance with limit of liability representing loss of at least approximately six months of rent.

     11.2 Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord Entities and building management company, if any, as additional insureds as their interests may appear; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and
(d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to the Landlord; and said policy or policies or certificates thereof shall be delivered to the Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

     11.3 Whenever Tenant shall undertake any Alterations in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12.0 WAIVER OF SUBROGATION. So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13.0 SERVICES AND UTILITIES.

     13.1 Subject to the other provisions of this Lease, Landlord agrees to furnish to the common areas of the Building, the following services and utilities subject to the rules and regulations of the Building prescribed from time to time: (a) water suitable for normal office use of the Premises; (b) heat and air conditioning required in Landlord's judgment for the use and occupation of the common areas of the Building; (c) cleaning and janitorial service for common areas; (d) elevator service by nonattended automatic elevators; (e) such window washing as may from time to time in Landlord's judgment by reasonably required; and, (f) provisions to bring electricity to the floor of the Premises an amount equal to no less than 800 amps @ 480V on or before the Commencement Date with ultimate requirement of 1,250 amps @ 480V on or before one hundred eighty (180) days after the Rent Commencement Date. To the extent that Tenant is not billled directly by a public utility, Tenant shall pay, upon demand, as additional rent, for all electricity used by Tenant in the Premises, including the usage of any temporary power supplied to Tenant prior to the Commencement Date. The charge shall be at the pro rata rates charged for such services by the local public utility. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoing, unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable when such failure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord. If the disruption of services is due to Landlord's negligence or willful misconduct and, as a result thereof, Tenant is unable to operate in the Premises more than five (5) days, then Tenant shall receive an abatement of Rent after the fifth (5th) day until Tenant is again able to operate in the Premises. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities. Landlord shall not (except in the event of an emergency or a force majeure event) exercise any right of Landlord to reduce, interrupt or cease service of the heating, air conditioning, ventilation, elevator, plumbing, electrical systems, telephone systems and/or utilities services of the Premises, the
Building or the Property, without advising Tenant in advance of Landlord's requirements so that Landlord and Tenant may arrange procedures for accomplishing Landlord's goals and minimize the interruption to Tenant's use, possession and occupancy of the Premises for the purpose of conducting its business on a continuing basis.

     13.2 Should Tenant require any additional work or service, as described above and in Paragraph 38, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost for such additional service and, where appropriate, a reasonable allowance for depreciation of any systems being used to provide such service.

     13.3 If Tenant shall require water or electric current in excess of that required to be furnished or supplied for use in the Premises as set forth in the Lease, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of such excess water and electric current. The cost of any such meters and any additional installations or expense required or incurred as a result of the increased capacity shall be paid for by Tenant. Tenant agrees to pay as additional rent to Landlord promptly upon demand therefor, the cost of all such excess water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rates charged for such services by the local public utility or agency, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

14.0 HOLDING OVER. Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be (a) 150% of the amount of the Annual Rent for the last period prior to the date of such termination plus (b) 150% of all Rent Adjustments under Article 4. If Landlord gives notice to Tenant of Landlord's election to that effect, such holding over shall constitute renewal of this Lease for a period from month to month. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15.  SUBORDINATION.

     Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that f the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord. As a condition precedent to the effectiveness of any such subordination of this Lease to any future ground or underlying lease or the lien of any future mortgages, deeds of trust, or like encumbrances. Landlord shall provide to tenant within thirty (30) days of the recording of the lien, a commercially reasonable non-disturbance and attornment agreement in favor of Tenant executed by such future ground lessor, master lessor, mortgagee or deed of trust beneficiary, as the case may be, which shall provide that Tenant's quiet possession of the premises shall not be disturbed on account of such subordination to such future lease or lien so long as Tenant is not in default following the expiration of any applicable cure period under any provisions of this Lease. In addition, within thirty (30) days of execution of this Lease, Landlord shall provide to Tenant a commercially reasonable non-disturbance and attornment agreement in favor of Tenant executed by any existing ground lessor, master lessor, mortgagee or deed of trust beneficiary, as the case may be, which shall provide that Tenant's quiet possession of the Premises shall not be disturbed on account of such subordination to such existing lease or lien so long as Tenant is not in default following the expiration of any applicable cure period under any provisions of this Lease.

16.0 RULES AND REGULATIONS Tenant shall faithfully observe and comply with all the rules and regulations as set forth in Exhibit C to this Lease and all reasonable modifications of and additions to them from time to time put into effect by Landlord. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

17.0 REENTRY BY LANDLORD.

     17.1 Landlord reserves and shall at all times have the right upon reasonable notice to re-enter the Premises to inspect the same, to supply janitorial service and any other service to be provided by Landlord to Tenant under this Lease, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.

     17.2 Landlord shall have the right at any time to change the arrangement and/or location of entrances, or passageways, doors and doorways, and corridors, windows, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known. In the event that Landlord damages any portion of any wall or wall covering, ceiling, or floor or floor covering within the Premises, Landlord shall repair or replace the damaged portion to match the original as nearly as commercially reasonable but shall not be required to repair or replace more than the portion actually damaged.

     17.3 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), except as required by law, and Landlord shall have the right to use any and all means which landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access cannot be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord as additional rent upon demand.

18.0 DEFAULT.

     18.1 Except as otherwise provided in Article 20, the following events shall be deemed to be Events of Default under this Lease:

      18.1.1 Tenant shall fail to pay within ten (10) days any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five days after written notice that such payment was not made when due, but if any such notice shall be given, for the twelve month period commencing with the date of such notice, the failure to pay within five days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

               18.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant.

               18.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

               18.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

               18.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

19.0 REMEDIES.

     19.1 Except as otherwise provided in Article 20, upon the occurrence of any of the Events of Default described or referred to in Article 18, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever, concurrently or consecutively and not alternatively:

               19.1.1 Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

               19.1.2 Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Premises in such event and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or be within the Premises and to remove Tenant's signs and other evidence of tenancy and all other property of Tenant therefrom without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability for any damage resulting therefrom, Tenant waiving any right to claim damages for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord under this Lease or by operation of law.

               19.1.3 Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent under this Lease, and other sums due and payable by Tenant on the date of termination, plus as liquidated damages and not as a penalty, an amount equal to the sum of: (a) an amount equal to the then present value of the rent reserved in this Lease for the residue of the stated Term of this Lease including any amounts treated as additional rent under this Lease and all other sums provided in this Lease to be paid by Tenant, minus the fair rental value of the Premises for such residue; (b) the value of the time and expense necessary to obtain a replacement tenant or tenants, and the estimated expenses described in Section 19.1.4 relating to recovery of the Premises, preparation for reletting and for reletting itself; and (c) the cost of performing any other covenants which would have otherwise been performed by Tenant.

               19.1.4 Upon any termination of Tenant's right to possession only without termination of the Lease:

                      19.1.4.1 Neither such termination of Tenant's right to possession nor Landlord's taking and holding possession thereof as provided in
Section 19.1.2 shall terminate the Lease or release Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent, under this Lease for the full Term, and if Landlord so elects Tenant shall pay forthwith to Landlord the sum equal to the entire amount of the rent, including any amounts treated as additional rent under this Lease, for the remainder of the Term plus any other sums provided in this Lease to be paid by Tenant for the remainder of the Term.

                      19.1.4.2 Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord, in its sole discretion, shall determine (including the right to relet the premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises). In connection with or in preparation for any reletting, Landlord may, but shall not be required to, make repairs, alterations and additions in or to the Premises and redecorate the same to the extent Landlord deems necessary or desirable, and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses of reletting, including, without limitation, any commission incurred by Landlord. If Landlord decides to relet the Premises or a duty to relet is imposed upon Landlord by law, Landlord and Tenant agree that nevertheless Landlord shall at most be required to use only the same efforts Landlord then uses to lease premises in the Building generally and that in any case that Landlord shall not be required to give any preference or priority to the showing or leasing of the Premises over any other space that Landlord may be leasing or have available and may place a suitable prospective tenant in any such other space regardless of when such other space becomes available. Landlord shall not be required to observe any instruction given by Tenant about any reletting or accept any tenant offered by Tenant unless such offered tenant has a creditworthiness acceptable to Landlord and leases the entire Premises upon terms and conditions including a rate of rent (after giving effect to all expenditures by Landlord for tenant improvements, broker's commissions and other leasing costs) all no less favorable to Landlord than as called for in this Lease, nor shall Landlord be required to make or permit any assignment or sublease for more than the current term or which Landlord would not be required to permit under the provisions of Article 9.

                      19.1.4.3 Until such time as Landlord shall elect to terminate the Lease and shall thereupon be entitled to recover the amounts specified in such case in Section 19.1.3, Tenant shall pay to Landlord upon demand the full amount of all rent, including any amounts as additional rent under this Lease and other sums reserved in this Lease for the remaining Term, together with the costs of repairs, alterations, additions, redecorating and Landlord's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), as the same shall then be due or become due from time to time, less only such consideration as Landlord may have received from any reletting of the Premises; and Tenant agrees that Landlord may file suits from time to time to recover any sums falling due under this Article 19 as they become due. Any proceeds of reletting by Landlord in excess of the amount then owed by Tenant to Landlord from time to time shall be credited against Tenant's future obligations under this Lease but shall not otherwise be refunded to tenant or inure to Tenant's benefit.

     19.2 Landlord may, at Landlord's option, enter into and upon the Premises if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible under this Lease and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage or interruption of Tenant's business resulting therefrom. If Tenant shall have vacated the Premises, Landlord may at Landlord's option re-enter the Premises at any time and make any and all such changes, alterations, revisions, additions and tenant and other improvements in or about the Premises as Landlord shall elect, all without any abatement of any of the rent otherwise to be paid by Tenant under this Lease.

     19.3 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease, Tenant agrees to pay all Landlord's attorney's fees and costs so incurred. Tenant expressly waives any right: (a) trial by jury; and (b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

     19.4 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law or equity (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

     19.5 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or any acceptance of the surrender of the Premises, and except as expressly provided for in this Lease, no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord or Tenant of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrent of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

     19.6 Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and/or stored, as the case may be, by or at the direction of Landlord but at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken by Tenant from storage within thirty (30) days after removal from the Premises shall, at Landlord's option, be deemed conveyed by Tenant to Landlord under this Lease as by a bill of sale without further payment or credit by Landlord to Tenant.

20.0 TENANT'S BANKRUPTCY OR INSOLVENCY.

     20.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

           20.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

                     20.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

                     20.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three months' rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

                     20.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

                     20.1.1.4 Landlord shall have, or would have had absent the Debtor's Law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

21.0 QUIET ENJOYMENT. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, unless resulting from Landlord's negligence or wrongful misconduct.

22.0 DAMAGE BY FIRE, ETC.

     22.1 In the event the Premises or the Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within one hundred twenty (120) days of the casualty, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within sixty (60) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlords's reasonable estimation of the length of time within which material restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would allow Tenant to use the Premises for the purpose for which it was being used immediately before such damage.

     22.2 If such repairs cannot, in Landlord's architects or engineers reasonable estimation, be made within one hundred twenty (120) days from the date of the casualty, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent and additional payments due hereunder shall be proportionately abated as provided in Section 22.1.

     22.3 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any paneling, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises or belonging to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

     22.4 In the event that Landlord does not commence such repairs and material restoration within forty five (45) days after the date estimated by Landlord therefor as extended by this Section 22.4, and, diligently complete within forty five (45) days of such estimation, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

     22.5  Notwithstanding  anything to the contrary  contained in this Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 22 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

     22.6 In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article 22, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

23.0 EMINENT DOMAIN. If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses and which does not reduce Landlord's award; Tenant shall make no claim for the value of any unexpired Term.

24.0 SALE BY LANDLORD. In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease, and in such event Tenant agrees to look solely to the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 24, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease. Landlord shall transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

25.0 ESTOPPEL CERTIFICATES. Within ten (10) days following any written request which Landlord may make from time to time, in connection with the sale, financing or refinancing of the Building, Tenant shall execute and deliver to Landlord or its mortgagee or prospective mortgagee a sworn statement certifying:
(a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 25 may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate.

26.0 SURRENDER OF PREMISES.

     26.1 Landlord shall, at least thirty (30) days before the last day of the Term, arrange to meet Tenant for a joint inspection of the Premises.

     26.2 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, whether in the Premises or in, on or to the Building, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Tenant may, and at Landlord's request shall, at Tenant's sole cost, remove upon termination of this Lease, any and all furniture, furnishings, movable partitions of less than full height from floor to ceiling, trade fixtures and other property installed by Tenant, including, but not limited to, raised flooring, conduits, cabling, condensers, dry coolers, generators, pull boxes, junction boxes, supplemental HVAC units, electrical equipment, fire suppression systems, etc., title to which shall not be in or pass automatically to Landlord upon such termination, repairing all damage caused by such removal. Property not so removed shall, unless requested to be removed, be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. All other alterations, additions and improvements in, on or to the Premises shall be dealt with and disposed of as provided in Article 6 hereof.

     26.3 All obligations of Landlord and Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term.

27.0 NOTICES. Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted personally, by fully prepaid registered or certified United States Mail return receipt requested by facsimile transmission, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 27, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.

28.0 TAXES PAYABLE BY TENANT. In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any rental tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the
Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

29.0 DEFINED TERMS AND HEADINGS. The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. In any case where this Lease is signed by more than one person, the obligations under this Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable space footage of the Premises and Tenant's Proportionate Share shown on the Reference Page.

30.0 TENANT'S AUTHORITY. If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the state and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease.

31.0 COMMISSIONS. Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page. Tenant represents and warrants that it has not dealt with a real estate broker, agent or finder in connection with this Lease with the exception of the broker named in the Reference Pages to this Lease whose commission Landlord agrees to pay. Landlord shall not pay a commission or fee due any other brokers, agents or finders as a result of this Lease. Tenant and Landlord agree to indemnify, defend and hold harmless the other party hereto against and from all liabilities claims and damages arising from any claim by any broker (other than said named broker), finder or agent claiming to have dealt with Tenant in connection with this Lease.

32.0 TIME AND APPLICABLE LAW. Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

33.0 SUCCESSORS AND ASSIGNS. Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

34.0 ENTIRE  AGREEMENT.  This Lease,  together with its  exhibits,  contains all
agreements   of  the  parties  to  this  Lease  and   supersedes   any  previous
negotiations. There have been no representations made

by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

35.0 EXAMINATION NOT OPTION. Submission of this Lease shall not be deemed to be a reservation of the Premises. Neither Tenant nor Landlord shall be bound by this Lease until each has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to landlord any security deposit required by
Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

36.0 RECORDATION. Tenant may not record or register this lease or a short form memorandum of this Lease without the prior written consent of Landlord.

37.0 LIMITATION OF LANDLORD'S LIABILITY. Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its members, or its or their trustees or board of directors and officers, as the case may be, its manager, the general partners thereof, or any beneficiaries, stockholders employees, or agents of Landlord, the manager or the members.

38.0 MISCELLANEOUS.

     38.1 Subject to compliance with all applicable governmental codes, regulations and ordinances, including approval of Tenant's plans, Landlord hereby grants Tenant the right to install up to a 500KW diesel fuel emergency generator in a location deemed feasible by Landlord and Tenant, including an associated 500 gallon diesel fuel-tank as necessary to support the generator on the ground floor or roof of the Building. Subject to Landlord's approval of Tenant's detailed plans as to method of installation and location, Landlord shall permit Tenant, at its sole cost and expense, to install, use, operate and maintain electrical and telecommunications conduits, condenser and fuel piping, in the riser or other locations in, on or to the Building (as noted in Exhibit E attached hereto (the "Designated Areas"), as necessary to connect to Tenants':
(a) emergency generator and fuel to each other and to the Premises; (b) generator transfer switch for portable "roll-up" generator; (c) telecommunication service providers, CLEC's, IXC's, and ILEC, etc.; (d) Telco and Hogan grounds and; (e) GPS antenna on the roof. Tenant shall have the ability to test its generator on a reasonable basis as recommended by the manufacturer. In addition, Landlord may install a diesel fuel tank and/or emergency generator and/or fuel pump (the "Emergency Facilities") to service multiple Tenants of the Building. Should Tenant request to utilize Landlord's Emergency Facilities, Tenant shall pay its proportionate share of the installation, maintenance, repair and operation of the Emergency Facilities, in which case Landlord and Tenant shall enter into a separate agreement which governs its use, rules and regulations. Landlord will permit Tenant to install, use, operate and maintain condensing units or dry coolers (sized to meet Tenant's air conditioning requirements for operation of its system in a designated area of the roof). In addition, Tenant shall have the right to tie into the Building's existing ground field or, if the existing grid does not meet Tenant's requirements, to install its own ground system. Nothing permitted in this paragraph shall permit Tenant to interfere with other occupants' use of similar facilities in their designated locations. Tenant's preapproved vertical riser locations are designated on Exhibit E.

     38.2 Subject to compliance with all applicable governmental codes, regulations and ordinances, including approval of Tenant's plans, Tenant shall have the right to construct a dry pipe, pre-action system for the Premises, including the right to relocate or encase any water mains or other water pipes (whether or not related to fire safety) running through the Premises, at Tenant's sole cost and expense and subject to Landlord's approval, not to be unreasonably withheld. Landlord agrees that Tenant, at its sole expense, shall install a fire protection system which is approved by Landlord, such approval not to be unreasonably withheld. Tenant shall also have the right to install a FM 200 fire suppression system in the Premises. Tenant shall not penetrate the floor or ceiling on any floor of the Building with any water or liquid piping, supply or drains, or install any pull boxes or junction boxes, without the Landlord's expressed written approval of Tenant's detailed plans.

     38.3 Tenant shall be permitted to erect and operate, at its sole cost and expense, and if Tenant does so erect, Tenant shall be required to maintain, operate, repair and replace, at its sole cost and expense, one (1) GPS antenna on the roof of the Building and to run necessary conduit and cabling from the antenna to the Premises, provided that Tenant installs said antennae at locations and in a manner reasonably approved by Landlord, and provided further Tenant installs any screening device requested by Landlord to insure the antenna cannot be viewed by the public. Tenant shall have access to roof at all times, subject to Section 38.4, to install, maintain, operate and repair the antenna and to the risers, floor space and ceiling space to run the necessary cabling and conduit. Any antenna shall be installed in a good and workmanlike manner and in compliance with all applicable laws and plans approved by Landlord. Tenant shall indemnify and hold Landlord harmless from and against any loss, cost, damage, claim or liability, including loss or diminution of any roof warranties, that Landlord may suffer as a result of Tenant's actions pursuant to this section. Landlord's approval shall not be deemed to give Tenant the exclusive right to use the roof and shall not preclude Landlord from granting similar rights to others. The rights of other tenants or licensees shall be exercised without causing unreasonable interference with the antennae and associated activities being carried on by Tenant. Similarly, the rights of Tenant shall be exercised without causing interference with antennae and associated activities being carried on by other tenants or licensees. Tenant shall not change, substitute or materially alter the antennae or related equipment agreed to herein without the prior written consent of Landlord.

     38.4 Landlord hereby grants Tenant access to the Premises, the roof, the tunnel and the risers housing Tenant's wiring, conduit and cabling twenty four
(24) hours per day, three hundred sixty-five (365) days per year. However, if access is needed to areas not otherwise available to Tenant during normal business hours, Tenant must notify Landlord and Landlord will provide escorted access, at Tenant's expense (if Landlord incurs any actual expenses). In addition, Landlord shall give Tenant reasonable access to prearranged and demised vertical risers exclusively allocated to such purposes to enable Tenant to provide Tenant's telecommunications services and to interconnect to tenants and other occupants of the Building in Designated Areas as shown on Exhibit E. Tenant may install in the aforementioned risers, conduit and other such cabling as set forth in Section 38.6(b) for its services within the Building. Tenant shall have the right to permit its customers to collocate telecommunications equipment in the Premises that are serviced and maintained by Tenant.

     38.5 Tenant may use Landlord's approved contractors in connection with Tenant's Improvements and may competitively bid to tenant finish contractors acceptable to Landlord and to select and/or approve the successful contractor. In the event of a renovation, Tenant shall have the right to use any of the approved contractors and competitively bid the renovations in the same manner. Landlord shall not charge any supervision or management fee, however, Tenant shall be responsible for and reimburse Landlord for any actual and reasonable out of pocket expenses relating to the approval, or review of Tenant's plans.

     38.6 Landlord shall make the following available for Tenant's installation or use which, if Tenant accepts, shall be installed, performed or used at Tenant's sole cost and expense:

    (a) 480/277 volt three-phase, 4 wire electrical service at the bus duct to the floor of the Building in which the Premises is located, at Landlord's costs (however Tenant shall pay all costs associated with its connection to the electrical service, the disconnect switch, meter, and associated utility costs. Pursuant to Paragraph 9 of Exhibit B, the cost to provide 1250 amp service shall be borne by Landlord. Tenant shall, prior to Landlord providing any electricity for Tenant's use at the Premises (as described in subparagraph 13.1(f) above), and installing the disconnect switch, supply Landlord with its certified electrical load calculations and Landlord shall arrange for the installation of a multimeter (in the case of a multi-tenant floor) for the recording of electrical usage, and Tenant agrees to reimburse Landlord for Tenant's proportionate share of the cost of said multimeter and disconnect switch if purchased and installed by Landlord or Landlord's contractor. Notwithstanding the above, should Tenant, during the term of the Lease, require additional electrical service over and above its initial electrical load calculations, Landlord shall cooperate and coordinate with Tenant to provide the increased requirements, all in the same manner as described above for Tenant's initial requirements.

   (b) Riser capacity, shown on Exhibit E, to enable Tenant to interconnect with other occupants of the building without any additional cost or fees from Tenant to Landlord. This does not imply that Landlord is providing any conduit, cabling or other facilities for Tenant's interconnection purposes. All of Tenant's conduits and cabling shall be clearly labeled and tagged with Tenant's name and an emergency contact phone number at each floor and at a maximum of twenty feet apart. Tenant shall not allow any cabling or loose wiring to exist in the Building, outside the Premises, except as otherwise permitted in this Lease to be field verified and approved by Landlord, such approval not to be unreasonably withheld. Landlord may also install dedicated pull boxes (one or more for each tenant) for Tenant's conduits at the floor of the Premises and at the basement level for the purposes of coordinating and segregating the telecommunications conduits within the Building. Tenant shall pay Landlord's actual costs for the pull boxes.

   (c) Ability to ventilate supplemental HVAC through louvers to the exterior of the south side of the Building and Landlord shall provide Tenant with Tenant's Proportionate Share of available space in the common areas of the roof of the Building for Tenant's condenser/dry coolers and generator on the roof of the Building.

   (d) Location for A/C grounding for Tenant's main distribution cabinets and transformers. The ground will be chosen and installed by Tenant in a grounding area selected by Landlord and feasible for Tenant's use in accordance with Bellcore standards.

   (e) Existing slab to underside of concrete deck above has been measured at a minimum 13'-0" clearance.

   (f)   5000# capacity freight elevator approximately 10'0"w x 6'0" interior.

   (g)   Loading dock.

   (h) Permission for Tenant to have diverse dual entrances into the Premises for fiber optic cable service. Landlord will permit the use and/or installation of all conduits reasonably necessary to connect the fiber optic cable service to the Premises, provided within the permissible area shown on Exhibit E. Landlord shall not limit Tenant in its choice of which telecommunication carrier to utilize.

   (i) Permission for Tenant to install and maintain on the roof of the Building (in a location and manner reasonably approved by Landlord) protection against damage by lightning to Tenant's telecommunications equipment.

   38.7 Landlord's and Tenant's work shall each be performed in compliance with the ADA.

     38.8 Landlord shall provide within the passenger and freight elevators accommodations to separately lock-out Tenant's floor subject to Landlord's security and aesthetic requirements. Landlord shall provide a guard twenty-four
(24) hours a day, and a security system for the Building operated seven (7) days per week 24 hours a day. Tenant shall have the right to install its own security system in the Premises. Building shall be fully sprinkled, to the extent required by applicable law.

     38.9 Prior to the commencement of Tenant's initial alterations to the Premises and the Building (collectively, the "Initial Alterations"), Tenant shall deliver the plans and specifications to Landlord for its written approval, which approval shall not be unreasonably withheld or delayed. Tenant's plans and specifications for Tenant's Initial Alterations must comply with all applicable laws, introduce no hazardous materials into the Building (other than batteries and diesel fuel to be stored in the tank and generator permitted hereunder), impose on Landlord no additional ADA compliance requirements within the Building or the Premises, and be reasonable and compatible with the systems and structure of the Building. Tenant shall deliver to Landlord a report from a structural engineer that all of Tenant's Initial Alterations comply with building structural capacities, applicable laws and codes. Landlord shall respond to Tenant's request for approval of Tenant's plans and specifications within ten
(10) business days after receipt thereof. In the event Landlord shall not approve the plans and specifications, Landlord shall notify Tenant of its objections thereto. Landlord and Tenant shall thereafter work cooperatively and in good faith to reach agreement upon mutually acceptable plans and specifications. Tenant shall pay all Landlord's reasonable third party engineering and out of pocket expenses relating to the review of Tenant's plan and specifications related to the Initial Alterations. Tenant at its sole cost and expense shall obtain any permits, license, variances, or other approvals required with respect to the installation or operation of the improvement, equipment, cabling or wiring to be installed by Tenant or to be alterations to be performed by Tenant. Tenant shall deliver true and complete copies thereof to Landlord prior to permit application and commencing any improvement or alteration. Tenant, its contractors and/or agents shall not tie into, disrupt, disengage, terminate, or violate any building systems, fire protection, fire alarm, security, HVAC, electrical, etc., unless coordinated, scheduled in advanced and approved with the Buildings' engineer, manager and contractor to assure integrity with the system and continued applicability of the Buildings' warranties and guaranties. Any violation of the above is subject to default under this Lease.

     38.10 Provided no Event of Default hereunder has occurred and is continuing, Tenant shall have continuing rights of first offer to lease the balance of the 3rd floor, in the Building which is contiguous to the Premises and which may become available on and after the date of this Lease. At such time that Landlord has knowledge that such space ("Offered Space") is or will become available, Landlord will give Tenant notice (the "Offering Notice") of the terms and conditions Landlord would be willing to accept with respect to the Offered Space (including, without limitation, the proposed rent, additional rent, scope of Landlord's proposed tenant improvements, location and floor area), and Tenant shall have five (5) business days within which to respond to Landlord's offer. In the event Tenant elects to accept Landlords' offer, then Tenant shall notify Landlord of such election by giving notice to Landlord during such five (5) days period and Landlord and Tenant shall thereupon enter into an amendment to this Lease for the leasing of the Offered Space, which amendment shall contain (i) the terms and conditions set forth in the Offering Notice, (ii) provide that the term thereunder shall expire or sooner terminate contemporaneously with the expiration or sooner termination of the Term hereof, and (iii) contain such other terms and provisions as either Landlord or Tenant may reasonably require in order to effectuate the incorporation of the Offered Space into the Premises and to otherwise effectuate the intent of this Section 38.10. Should Tenant decline Landlord's offer or fail to respond thereto, then, and in such event, Tenant shall have been deemed to have waived any prospective rights of first offer to the Offered Space and Landlord may lease the Offered Space to any other party on the same terms and conditions set forth in the Offering Notice.

     38.11 Thirty (30) days after fulfillment of the requirements set forth below, Landlord agrees to pay to Tenant $240,000.00 ($20.00/sf) as and for Landlord's contribution to Tenant's Work ("Construction Allowance").

   A)   Completion  of  Tenant's  work in  accordance  with  approved  plans and
        specifications  in  a  manner  reasonably   satisfactory  to  Landlord's
        Architect.

     B) Presentation to Landlord of the following:

        i) General Contractor's executed and notarized final waiver of Lien/affidavit form listing all subcontractors and material suppliers and the amounts they were paid for work and materials supplied for the Premises which equal or exceed the Construction Allowance;

       ii) Executed and notarized final Waiver of Lien/Affidavit form from HVAC, plumbing, electrical, drywall/carpentry subcontractors and material suppliers;

      iii)  Waivers/Affidavits must be satisfactory to Landlord.

     C) Presentation to Landlord of a Certificate of Occupancy.

     D) Tenant shall have paid to Landlord the first monthly installment of Annual Rent.

     E) Tenant shall have not been in default under the terms and conditions of this Lease.

     38.12 Tenant shall have the right to display its signage at the entrance to its Premises. In addition, Landlord shall provide and pay for all standard building directory ground floor lobby signage for Tenant.

     38.13 Landlord and Tenant acknowledge that Landlord has not yet acquired title to the Building and therefore this lease and all obligations and Tenant herein are conditioned upon Landlord's acquisition of such title no later than November 1, 1998.

     38.14 Tenant acknowledges there is no on-site parking, and Landlord shall arrange for four (4) parking spaces off-site for Tenant at Tenant's sole cost and expense, within a one (1) block radius of the Premises.

     38.15 As required by Section 404.56(6), Florida Statutes, the following notification is made regarding radon gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.


LANDLORD:                               TENANT:

36 North East Second Street, L.L.C.     Startec Global Communications Corporation



By:
    -----------------------------
By: /s/                                            By: /s/
   ------------------------------                     -------------------------------
Title: Manager                                     Title: Prabhav V. Muniyar
      ---------------------------                         Secretary, Sr. VP & CFO
Dated: 10/29/98         , 19                       Dated: 10/28/98       ,19
      -----------------     -----                         ---------------   ---------
Witnesses:                                         Witnesses:
/s/                                                /s/
---------------------------------                 -----------------------------------

---------------------------------                 -----------------------------------